UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 30, 2007

MORGAN STANLEY CAPITAL I INC. (as Depositor under the Trust Agreement dated as of February 1, 2007, providing for the issuance of Morgan Stanley Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4SL)

         Morgan Stanley Mortgage Loan Trust 2007-4SL
(Issuing Entity)

         Morgan Stanley Capital I Inc.
(Exact Name of Depositor as Specified in its Charter)

         Morgan Stanley Mortgage Capital Inc.
(Exact Name of Sponsor as Specified in its Charter)

            Morgan Stanley Capital I Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130684	133291626
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, 2nd Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

The Registrant registered the offerings of Morgan Stanley Mortgage Loan Trust 2007-4SL Mortgage Pass-Through Certificates, Series 2007-4SL on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130684) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $277,841,000 aggregate principal amount of Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates (“Certificates”) of its Morgan Stanley Mortgage Loan Trust 2007-4SL Mortgage Pass-Through Certificates, Series 2007-4SL on February 28, 2007.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), dated as of February 1, 2007 between Morgan Stanley Capital I Inc., as Depositor, and LaSalle Bank National Association, as Trustee, as amended by Amendment Number 1 attached hereto as Exhibit 4.1, dated and effective as of March 30, 2007, between Morgan Stanley Capital I Inc., as Depositor, and LaSalle Bank National Association, as Trustee. The Trust Agreement was previously filed on a Current Report 8K on March 14, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Amendment Number 1 to the Trust Agreement dated and effective as of March 30, 2007 between Morgan Stanley Capital I Inc., as Depositor, and LaSalle Bank National Association, as Trustee.

99.1
Assignment Assumption and Recognition Agreement dated March 30, 2007 between GMAC Mortgage, LLC, f/k/a GMAC Mortgage Corporation, as interim servicer, Saxon Mortgage Services, Inc., a Texas corporation, Morgan Stanley Mortgage Capital Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Morgan Stanley Mortgage Loan Trust 2007-4SL, and Morgan Stanley Capital I Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC. By: /s/ Val Kay Name: Val Kay Title: Vice President

Dated: March 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment Number 1 to the Trust Agreement dated and effective as of March 30, 2007 between Morgan Stanley Capital I Inc., as Depositor, and LaSalle Bank National Association, as Trustee.

99.1
Assignment Assumption and Recognition Agreement dated March 30, 2007 between GMAC Mortgage, LLC, f/k/a GMAC Mortgage Corporation, as interim servicer, Saxon Mortgage Services, Inc., a Texas corporation, Morgan Stanley Mortgage Capital Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Morgan Stanley Mortgage Loan Trust 2007-4SL, and Morgan Stanley Capital I Inc.